UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2022
______________________________________________________________________________
Cactus, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cactus, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 17, 2022 in Houston, Texas. At that meeting, stockholders of the Company voted on and approved the proposals set forth below:

Proposal 1: To elect to the board of directors of the Company, each of the following Class II director nominees to serve until the 2025 annual meeting of stockholders.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Joel Bender	55,854,214	14,459,363	1,793,537
Melissa Law	51,673,024	18,640,553	1,793,537
Alan Semple	39,811,588	30,501,989	1,793,537

Proposal 2: To approve the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,093,994	1,524	11,596	0

Proposal 3: To approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as set forth in the proxy statement for the Annual Meeting (say on pay vote). The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,590,675	704,462	18,440	1,793,537

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

May 18, 2022	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

3